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                                                                    EXHIBIT 10.4

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          This Second Amendment to Amended and Restated Credit Agreement (the "Amendment") is entered into as of September 30, 2002 by and among:

     Cybex International, Inc., a New York corporation, having a place of business at 10 Trotter Drive, Medway, Massachusetts 02053 (the "Borrower");

     Cybex Capital Corp., Eagle Performance Systems, Inc., General Medical Equipment, Ltd., Lumex Bed Systems, Inc., Cybex Fitness Gerate Vertriebs GmBH, and Tectrix Fitness Equipment, Inc. (individually, a "Guarantor" and collectively, the "Guarantors");

     The Lenders party to the Credit Agreement (defined below) (hereinafter collectively, the "Lenders"); and

     Wachovia Bank, National Association (f/k/a First Union National Bank), as Administrative Agent for the Lenders (hereinafter, in such capacity, the "Administrative Agent"), having a principal place of business at One First Union Center, 301 South College Street, TW-5, Charlotte, North Carolina 28288-0537;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH:

1. Background. On December 21, 2001, the Administrative Agent, the Lenders, the Borrower and the Guarantors entered into an Amended and Restated Credit Agreement (as amended and in effect, the "Credit Agreement"). The Borrowers and the Guarantors have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent are willing to do so, on the terms and conditions set forth herein.

2. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

3. Amendment to Section 1. Section 1 of the Credit Agreement is hereby amended as follows:

a. By amending the definition of "Borrowing Base" by adding the following immediately prior to the period at the end thereof:

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               , plus the Overadvance

b. By adding the following new definition in appropriate alphabetical order:

               "Overadvance": (a) From October 1, 2002 through December 31, 2002, the sum of $1,100,000; (b) from and after January 1, 2003 or such earlier date as may be specified in writing by the Borrower, zero.

4. Amendments to Section 2. The provisions of Section 2.1(d) of the Credit Agreement are hereby amended by adding the following immediately prior to the period at the end thereof:

               provided that interest on the Overadvance portion of the Revolving loans shall bear interest at a per annum rate equal to the sum of the Base Rate plus 3.50%.

5. Amendments to Section 5. Section 5 of the Credit Agreement is hereby amended as follows:

a. By deleting the number "$4,000,000" in Section 5.9(a) for the period ending September 30, 2002 and inserting the number "$3,500,000" in its stead.

b. By deleting the covenant for the period ending December 31, 2002 in Section 5.9(a) in its entirety, it being agreed that cumulative Consolidated EBITDA will not be tested during such period.

c. By adding "(i)" immediately after the subtitle `Consolidated EBITDA in
Section 5.9(a) and adding the following new subsection at the end of the existing provisions of Section 5.9(a):

               (ii) The Borrower will achieve Consolidated EBITDA for the fiscal quarter ending December 31, 2002 of at least $3,506,000.

d. By adding the following new subsections thereto:

          5.20 Crisis Manager

          Contemporaneously with the execution of the Second Amendment to this Agreement, the Borrower shall engage a crisis manager, the identity of whom shall be reasonably acceptable to the Administrative Agent and the Lenders. The

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          Borrower shall present the Administrative Agent and the Lenders with an engagement letter with such crisis manager which will be reasonably acceptable to the Administrative Agent and the Lenders. Such letter will not be acceptable unless the scope of duties and authority of the crisis manager are reasonably acceptable to the Administrative Agent and the Lenders. The Administrative Agent and the Lenders shall have the right to communicate directly with the crisis manager.

          5.21 Investment Banker

          On or before October 15, 2002, the Borrower shall engage an investment banker, the identity of whom shall be reasonably satisfactory to the Administrative Agent and the Lenders. The engagement letter with such investment bankers shall be satisfactory to the Administrative Agent and the Lenders in their sole discretion; in that regard, such letter shall not be satisfactory unless its scope includes the consideration of all strategic alternatives for the Borrower to permit the Borrower to promptly retire the Obligations, including sale, equity infusion, subordinated debt, and refinancing alternatives. The engagement letter will establish a timetable for performance of the duties of the investment banker satisfactory to the Administrative Agent and the Lenders in their sole discretion. The Administrative Agent and the Lenders shall have the right to communicate directly with the investment bankers and the Borrower shall, and shall cause the investment bankers to, furnish the Administrative Agent and the Lenders with periodic updates as to the status of the investment bankers' efforts as well as copies of all letters of intent, commitments and other documents and agreements generated from the engagement.

6. Amendments to Section 7. Section 7 of the Credit Agreement is hereby amended by adding the following new clauses thereto immediately after clause (i):

          (j) The failure of the Borrower to retain an investment banker within the time frame set forth in Section 5.21 or to continue to retain the investment banker, the failure to meet the agreed upon timetables, and/or the modification of the scope of the engagement of the investment banker without the consent of the Administrative Agent and the Lenders.

          (k) The failure of the Borrower to continue to employ the crisis manager and/or the modification of the duties and responsibilities of the crisis manager retained in accordance with the provisions of
          Section 5.20 hereof without the consent of the Administrative Agent and the Lenders.

7. Waiver of Claims

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a. The Borrower and the Guarantors each acknowledge and agree that they do not have any offsets, defenses, or counterclaims against the Administrative Agent, the Issuing Lender, or the Lenders with respect to the Credit Agreement, the Guaranties, any other Credit Documents, or otherwise. To the extent that any such offsets, defenses or counterclaims may exist, the Borrower and each Guarantor hereby WAIVES and RELEASES the Administrative Agent, the Issuing Lender, the Lenders and their respective officers, representatives, counsel, trustees, and directors from any and all actions, causes of action, claims, demands, damages, and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected. The Borrower and each Guarantor shall execute and deliver to the Administrative Agent, the Issuing Lender and each Lender such releases as the Administrative Agent, the Issuing Lender or any Lender may request to confirm the foregoing.

b. The Borrower and each Guarantor hereby ratifies and confirms that the Obligations (as modified hereby) are, and will continue to be, secured by the Collateral and the Guarantor Collateral.

8. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent and the Lenders:

a. This Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in form and substance satisfactory to the Administrative Agent and each of the Lenders.

b. All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent and the Lenders shall have been provided to the Administrative Agent and each of the Lenders.

c. UM Holdings Ltd. shall have executed and delivered its unconditional guaranty of the Overadvance reasonably satisfactory in form and substance to the Administrative Agent and the Lenders.

d. The Administrative Agent and the Lenders shall have received complete financial disclosure from UM Holdings Ltd., the results of which shall be reasonably satisfactory to the Administrative Agent and the Lenders. Such financial disclosure will include, at a minimum, a balance sheet and income statement. Together with the balance sheet, full schedules setting forth

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detailed descriptions of each of the assets reflected on the balance sheet will be included. To the extent that any of the assets constitute investments in non-publicly owned companies, financial information on each of those companies will also be required. As to any cash and cash equivalents, UM Holdings Ltd. will require details thereof including the names of any depository or brokerage houses where these accounts are maintained.

e. The Borrower shall have paid to the Administrative Agent and Lenders all expenses (including reasonable attorneys fees) and other amounts then due and owing pursuant to the Credit Documents for which invoices have been presented as of the date of execution hereof.

f. The Borrower and the Guarantors shall have provided such additional instruments and documents to the Administrative Agent and the Lenders as the Administrative Agent and the Administrative Agent's counsel may have reasonably requested.

9. General.

a. This Amendment shall be binding upon the Borrower and the Guarantors and their respective successors and assigns and shall enure to the benefit of the Administrative Agent, the Lenders, and their respective successors and assigns.

b. Any determination that any provision of this Amendment or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Amendment.

c. No delay or omission by the Administrative Agent or any Lender in exercising or enforcing any of its rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by the Administrative Agent or any Lender of any of its rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.

d. This Amendment incorporates all discussions and negotiations among the Borrower, the Guarantors, the Administrative Agent and the Lenders, either express or implied, concerning the matters included herein, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or of any provision of any other agreement between the Borrower, the Guarantors, the Administrative Agent or any Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver.

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e. Except as modified hereby, all terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect, and the Borrower and Guarantors hereby ratify and confirm all of the terms and conditions and warranties and representations set forth therein, and shall continue to comply therewith.

f. This Amendment shall be deemed to constitute a "Credit Document" for all purposes under the Credit Agreement.

g. The Borrower and each Guarantor shall execute such instruments and documents as the Administrative Agent and the Lenders may from time to time request in connection with the Credit Agreement and the other Credit Documents, this Amendment and the arrangements contemplated hereby.

h. The Agent and the Lenders acknowledge that the Borrower has satisfied its obligations pursuant to Section 5.19 of the Credit Agreement by having caused UM Holdings Ltd. To make a further subordinated loan in the amount of $500,000. The Borrower acknowledges that such loan dated September 17, 2002 is subject to, and subordinate as provided in, a certain Subordination Agreement dated as of July 24, 2002.

                        [signature blocks on next pages]

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It is intended that this Second Amendment take effect as a sealed instrument.

                                          CYBEX INTERNATIONAL, INC.

                                          By: /s/ Arthur W. Hicks, Jr.
                                              ---------------------------------

                                          Print Name: Arthur W. Hicks, Jr.
                                                      -------------------------

                                          Title: Vice President
                                                 ------------------------------

                                          CYBEX CAPITAL CORP.

                                          By: /s/ Arthur W. Hicks, Jr.
                                              ---------------------------------

                                          Print Name: Arthur W. Hicks, Jr.
                                                      -------------------------

                                          Title: Vice President
                                                 ------------------------------

                                          EAGLE PERFORMANCE SYSTEMS, INC.

                                          By: /s/ Arthur W. Hicks, Jr.
                                              ---------------------------------

                                          Print Name: Arthur W. Hicks, Jr.
                                                      -------------------------

                                          Title: Vice President
                                                 ------------------------------

                                          GENERAL MEDICAL EQUIPMENT, LTD.

                                          By: /s/ Arthur W. Hicks, Jr.
                                              ---------------------------------

                                          Print Name: Arthur W. Hicks, Jr.
                                                      -------------------------

                                          Title: Vice President
                                                 ------------------------------


                                          LUMEX BED SYSTEMS, INC.

                                          By: /s/ Arthur W. Hicks, Jr.
                                              ---------------------------------

                                          Print Name: Arthur W. Hicks, Jr.
                                                      -------------------------

                                          Title: Vice President
                                                 ------------------------------

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                                           CYBEX FITNESS GERATE VERTRIEBS,
                                           GMBH

                                           By: /s/ Arthur W. Hicks, Jr.
                                               --------------------------------

                                           Print Name: Arthur W. Hicks, Jr.
                                                       ----------------------

                                           Title: Vice President
                                                  -----------------------------


                                           TECTRIX FITNESS EQUIPMENT, INC.

                                           By: /s/ Arthur W. Hicks, Jr.
                                               --------------------------------

                                           Print Name: Arthur W. Hicks, Jr.
                                                       ----------------------

                                           Title: Vice President
                                                  -----------------------------

AGREED AND ACCEPTED BY

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Ron R. Ferguson
    -------------------------------

Print Name: Ron R. Ferguson
            -----------------------

Title: Managing Director
       ----------------------------

FLEET NATIONAL BANK

By: /s/ Kevin M. Behan
    -------------------------------

Print Name: Kevin M. Behan
            -----------------------

Title: Vice President
       ----------------------------

FLEET CAPITAL CORPORATION

By: /s/ Robert A. Mahoney
    -------------------------------

Print Name: Robert A. Mahoney
            -----------------------

Title: Senior Vice President
       ----------------------------

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